UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2018

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) Effective on January 8, 2018, (the “Commencement Date”) the Board of Directors of Avon Products, Inc. (the “Company”) elected Laura Barbrook, the Company’s Corporate Controller, to serve as the Company’s Principal Accounting Officer.

Dr. Barbrook, age 44, joined the Company and has served as Vice President, Corporate Controller since September 2017. Prior to joining the Company, Dr. Barbrook served as the Group Financial Controller at Travelex Group from November 2013 to August 2017 and as the General Manager, Finance at Rio Tinto PLC from October 2008 to November 2013.

Upon the Commencement Date, Robert Loughran will no longer serve as the Principal Accounting Officer of the Company.

In September Dr. Barbrook entered into an employment offer letter and contract of employment agreement with Avon Cosmetics Limited (“Avon UK”), a wholly-owned subsidiary of the Company registered in the United Kingdom (the “Agreement”), which provides for the following key compensation and benefits:

•	an annual base salary of £205,000;

•	an annual cash incentive opportunity with a target award equal to 45% of earned eligible base salary, subject to achievement of performance goals;

•
participation in the long-term incentive program for similarly situated executives with an expected annual target award equal to 80% of eligible base salary, subject to achievement of performance goals;

•	a cash deferred bonus of £63,700;

•	a one-time equity award in the form of Restricted Stock Units equal to 80% of base salary; and

•	participation in the applicable medical, insurance and pension schemes and certain other perquisite and benefit programs on the same basis as similarly situated Avon UK executives.

Other than her compensation arrangement described above, Dr. Barbrook is not involved in any transactions that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President and Corporate Secretary

Date: January 12, 2018